UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2006 (May 25, 2006)
Date of Report (Date of earliest event reported)

INNOFONE.COM, INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	0-31949	98-0202313
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1431 Ocean Ave., Suite 1100
Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (310) 458-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Innofone's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Innofone’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Innofone's actual results to differ from management's current expectations are contained in Innofone's filings with the Securities and Exchange Commission. Innofone undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 25, 2006, Innofone.com, Incorporated (“Innofone” or the “Company”) entered into a Letter Agreement (“Agreement”) with the NIR Group for the repayment (the “Repayment”) of those certain notes (“Notes”) and cancellation of those certain warrants (“Warrants”) issued on or about August 31, 2005 and October 31, 2005 pursuant to that certain Securities Purchase Agreement (the “SPA”) by and between the Company and AJW Partners, LLC (“Partners”), New Millennium Capital Partners, II, LLC (“Millennium”), AJW Offshore, Ltd. (“Offshore”) and AJW Qualified Partners, LLC (“Qualified, with Partners, Millennium and Offshore, collectively, the “NIR Group”). As described herein, the Repayment was applied to the outstanding principal and interest owing under the Notes and as consideration for the cancellation of the Warrants issued to the NIR Group, and the termination of any and all UCC-1s filed in favor of NIR. Further, in connection with the SPA, Notes and Warrants, the following ancillary documents were executed and/or filed: (1) Guaranty and Pledge Agreement, dated August 31, 2005, by and between the Company, Mr. Alex Lightman, the Company’s President and Chief Executive Officer, and NIR (“Pledge Agreement”); (2) Security Agreement by and between the Company and NIR, dated August 31, 2005 (“Security Agreement”); and (3) UCC-1 Financing Statements (“UCC-1s”) filed by NIR in Nevada (the Notes, SPA, Warrants, Pledge Agreement and Security Agreement are referred to collectively as “Original Documents”).

In connection with the Repayment, the Company and NIR executed and delivered the Agreement, a new promissory note (the “New Notes”), a new stock purchase warrant (the “New Warrants”), and a new registration rights agreement (“New Registration Agreement”) (the Agreement, New Notes, New Warrants and New Registration Agreement and the UCC-3s shall be referred to collectively as the “New Documents”, each of which is filed herewith as an Exhibit). Further, NIR is required to file UCC-3 Termination Statements (“UCC-3s”) necessary to terminate any perfected security interest they had obtained pursuant to the Security Agreement.

The terms of the Repayment, as provided in the Agreement are as follows: (a) upon signing of Agreement, the Company made a cash Payment to NIR in the amount of $2,635,400 to be applied to the repayment of all amounts of principal and interest owing and outstanding under the Notes; (b) upon signing of the Agreement, the Company issued to NIR the New Notes in the aggregate amount of $1,200,000. The New Notes are self-amortizing over a one-year time period commencing on July 1, 2006, with each installment payment due on the twelve consecutive monthly anniversaries beginning July 1, 2006. Further, pursuant to the New Notes, the Company will pay to NIR an aggregate of $100,000 per month. The New Notes may be prepaid by the Company at anytime without penalty; (c) upon signing of the Agreement, the Company shall issued to NIR the New Warrants exercisable into an aggregate of 750,000 shares of the Company’s Common Stock (the “Warrant Shares”); the New Warrants. The New Warrants shall have a term of five years and an exercise price equal to $1.79. The New Warrants may be exercised on a cashless basis only in the event that there is no effective registration statement covering the Warrant Shares. NIR may exercise the New Warrants by utilizing any amounts still owing under the New Notes. The Company may buy back all of the New Warrants from NIR for an aggregate of $100,000 at any time prior to the New Warrants being exercised; (d) upon signing of the Agreement, the Company and NIR executed and delivered the New Registration Agreement providing for the registration of the Warrant Shares with the Securities and Exchange Commission. The New Registration Agreement provides for one piggyback registration right no sooner than six months from the date of hereof; (e) NIR agrees not to sell the Company's Common Stock short, either directly or indirectly through its affiliates, principals or advisors; (f) the Original Documents were terminated in all respects, and were rendered null and void and no longer binding NIR or the Company to any obligations, duties and responsibilities contained therein. Further, NIR and the Company mutually agree that the New Documents shall supersede the Original Documents in all respects; (g) the Company filed a Form AW to withdraw the Registration Statement on Form SB-2 currently on file with the Securities and Exchange Commission covering the shares of common stock underlying the Notes and the Warrants; (h) All security interests perfected by NIR on the “Collateral” (as defined in the Security Agreement), pursuant to the Original Documents, including the Security Agreement, shall be terminated. Accordingly, NIR agreed to file within (2) days of the Agreement, UCC-3 Termination Statement.

Separately, the Company entered into a term sheet with Mr. Lawrence Hughes providing for an investment by Mr. Hughes in the aggregate amount of $4,000,000 in exchange for approximately 3,478,260 shares of the Company’s restricted common stock at $1.15 per share. Further, pursuant to the term sheet, the Company is to issue a warrant to purchase 400,000 shares of the Company’s restricted common stock at an exercise price equal to eighty percent (80%) of the five (5) day trading average close price of the Company’s common stock.

A copy of the Term Sheet is filed herewith as Exhibit 10.5. Copies of the definitive agreements will be filed by amendment upon execution.

We claim an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor was an “accredited investor” and/or qualified institutional buyers, the Investor had access to information about the Company and its investment, the Investor took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

See Item 1.01 above.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.
Exhibit Number	Description

10.1*	Letter Agreement, dated as of May 25, 2006, by and between Innofone.com, Incorporated and the NIR Group.
10.2*	Form of Note issued by Innofone.com, Incorporated, dated May 25, 2006
10.3*	Form of Warrant issued by Innofone.com, Incorporated, dated May 25, 2006
10.4*	Registration Rights Agreement, dated May 25, 2006, by and between Innofone.com, Incorporated and the NIR Group
10.5*	Term Sheet between Innofone.com, Incorporated and Lawrence Hughes, dated April 29, 2006

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INNOFONE.COM, INCORPORATED
By:	/s/ Alex Lightman Chief Executive Officer and President

June 1, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Letter Agreement, dated as of May 25, 2006, by and between Innofone.com, Incorporated and the NIR Group.
10.2*	Form of Note issued by Innofone.com, Incorporated, dated May 25, 2006
10.3*	Form of Warrant issued by Innofone.com, Incorporated, dated May 25, 2006
10.4*	Registration Rights Agreement, dated May 25, 2006, by and between Innofone.com, Incorporated and the NIR Group
10.5*	Term Sheet between Innofone.com, Incorporated and Lawrence Hughes, dated April 29, 2006